UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (earliest event reported): November 15, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	file number)	Identification No.)

2530 Meridian Parkway

Durham, NC 27113

(Address of principal executive offices) (Zip code)

(408) 200-3040

(Registrant’s telephone number, including area code)

Not applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02              Results of Operations and Financial Condition

On November 15, 2010, EMRISE Corporation issued a press release entitled “EMRISE Corporation Announces 2010 Third Quarter and Nine-Month Financial Results”. A copy of the press release is attached hereto and incorporated by reference as Exhibit 99.1.

Item 7.01              Regulation FD Disclosure

The disclosure contained in Item 2.02 is incorporated by reference into this item 7.01.

Item 9.01              Financial Statements and Exhibits

d.             Exhibits:

99.1                        Press Release titled “EMRISE Corporation Announces 2010 Third Quarter and Nine-Month Financial Results” dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: November 15, 2010	By:	/s/ Brandi L. Festa
Brandi L. Festa
Director of Finance and Administration
(principal accounting and financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

99.1	Press Release titled “EMRISE Corporation Announces 2010 Third Quarter and Nine-Month Financial Results” dated November 15, 2010.